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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) April 24, 2006
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01       OTHER EVENTS

         As of April 24, 2006, a wholly-owned subsidiary of Amaru, Inc. (the "Company"), Amaru Holdings Limited, a British Virgin Islands corporation ("Amaru Holdings") entered into a License Agreement with Sony Pictures Television International, a division of CPT Holdings, a Delaware corporation, to obtain a limited non-exclusive license with respect to providing the Company's private residential Video-on Demand television programming service. The programs included in the License Agreement will be selected from the available Sony and MGM film library as set forth in the License Agreement. Although the Agreement was entered in the ordinary course of business by Amaru Holdings, it marks an important milestone for the Company by the Company's access to premium content from a major studio.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2006                        AMARU, INC.

                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President